Exhibit 10.2

            AMENDMENT 1 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT

     AMENDMENT 1 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this "Amendment"), dated as of January 23, 2003 between Booth Creek Ski Group, Inc., a Delaware corporation ("Parent"), Booth Creek Ski Holdings, Inc., a Delaware corporation ("Holdings") and Elizabeth J. Cole ("Executive", and together with Parent and Holdings, the "Parties").

     WHEREAS, the Parties are parties to the Amended and Restated Employment Agreement dated as of May 1, 2000 (the "Employment Agreement"); and

     WHEREAS, the Parties wish to amend the Employment Agreement as set forth herein.

     NOW, THEREFORE, in consideration for the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby covenant and agree as follows:

          1. Amendment. Section 4(g) of the Employment Agreement shall be amended as follows:

               (a) the date "October 31, 2002" in the 5th line of such provision shall be replaced with the date "October 31, 2003"; and

               (b) the reference to "clause iii, iv, or v," in the 9th line of such provision shall be deleted, with the resulting language reading ". . ., either Company shall terminate the Employment Term pursuant to Section 3.b, Holdings shall instead pay to Executive, . . .".

               It is hereby acknowledged and agreed that even in the event of termination of Executive pursuant to Section 3.b(ii) after the date of this Amendment, Executive shall continue to be entitled to the benefits of Section 4(g) of the Employment Agreement.

          2. Governing Law. This Amendment shall be construed in accordance with, and governed for all purposes by, the laws of Colorado.

          3. Authority. Each of the parties hereto represents and warrants that it has all requisite authority to execute this Amendment.

          4. Counterparts; Facsimile Transmission. This Amendment may be executed by facsimile and/or in any number of counterparts, any or all of which may contain the signatures of less than all the parties, and all of which shall be construed together as but a single instrument and shall be binding on the parties as though originally executed on one originally executed document. All facsimile counterparts shall be promptly followed with delivery of original executed counterparts.

     IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT 1 to AMENDED AND RESTATED EMPLOYMENT AGREEMENT, either individually or by their duly authorized agents.


                                                  BOOTH CREEK SKI GROUP, INC.

                                                  By:/s/ Christopher P. Ryman
                                                    ----------------------------
                                                  Name:
                                                  Title:


                                                  BOOTH CREEK SKI HOLDINGS, INC.

                                                  By:/s/ Christopher P. Ryman
                                                    ----------------------------
                                                  Name:
                                                  Title:


                                                  ELIZABETH J. COLE

                                                  By:/s/ Elizabeth J. Cole
                                                    ----------------------------